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                                                                    EXHIBIT 12.1

            CERTIFICATION OF PETER CHAMBRE PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

     I, Peter Chambre, certify that:

     1. I have reviewed this annual report on Form 20-F/A of Cambridge Antibody Technology Group plc;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this report;

                                                          Date: October 14, 2003


                                             /s/ Peter Chambre
                                             ___________________________________
                                             Name: Peter Chambre
                                             Title: Chief Executive Officer